                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 2002





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                       0-25620                41-1459569
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
        incorporation)                                       Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Item 7.           Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit

                  99           Press release dated October 29, 2002

Item 9.           Regulation FD Disclosure.

                  On October 29, 2002, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three and nine months ended September 30, 2002. In addition, the press release contained information regarding a conference call to be held October 29, 2002 during which ASV intends to discuss its financial results for the three and nine months ended September 30, 2002 and its outlook for the balance of 2002 and fiscal 2003.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2002



                                                         A.S.V., INC.


                                                         By: /s/ Gary Lemke
                                                            --------------------
                                                            Its: President
                                                                ----------------

                                  EXHIBIT INDEX

          Exhibit   Description of Exhibit
          -------   ----------------------
             99     Press release dated October 29, 2002